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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 17, 2006

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(Date of Report: Date of earliest event reported)

Cordia Corporation

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(Exact name of registrant as specified in its charter)

Nevada                 33-23473                    11-2917728

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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)

of incorporation)

2500 Silverstar Road, Suite 500, Orlando, Florida 32804

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(Address of principal executive office)

Registrant's telephone number, including area code: 866-777-7777

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NA

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13-4(e) under the

Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01     Other Events

On March 14, 2006, Cordia International Corp., a wholly owned subsidiary of registrant, executed an Amendment to the Agreement and Plan of Reorganization (“Amendment”) for the acquisition of Triamis Group Limited, a Hong Kong corporation.  The Amendment corrects typographical errors contained in Recital (a) and Section 1.01 of the Agreement and Plan of Reorganization. In both of those sections, the British Virgin Islands holding company formed by registrant was incorrectly referred to as Cordia Holding Corp.  The Amendment correctly refers to the entity as Cordia International Group, Inc.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.  The following exhibit is being furnished as part of this Report.

Exhibit No.                                       Title of Document

99.1                                                  Amendment to Agreement and Plan of Reorganization

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                                                                                             Cordia Corp.

                                                                                                                              By: /s/ Joel Dupré

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Date: March 17, 2006                                                                                           Joel Dupré, Chief Executive Officer,

                                                                                                                              Duly Authorized Officer